EXHIBIT 32

   Certification of Periodic Financial Reports by the Chief Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Principal Financial Officer of Medical Nutrition USA, Inc, (the "Company'), hereby certify, to the best of our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended April 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 14, 2006                    /s/ FRANCIS A. NEWMAN
                                       -----------------------------------------
                                       Francis A. Newman
                                       Chief Executive Officer


Date: June 14, 2006                    /s/ JEFFREY JANCO
                                       -----------------------------------------
                                       Jeffrey Janco
                                       Principal Financial Officer


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